FOR IMMEDIATE RELEASE
For More Information:
Ronald L. Thigpen                           John Marsh
Executive Vice President and COO            President
Southeastern Bank Financial Corp.           Marsh Communications LLC
706-481-1014                                770-458-7553


                    Southeastern Bank Financial Corp. Reports
               Double-Digit Growth in Third Quarter 2006 Earnings
                      Company Reaches $1 Billion in Assets

AUGUSTA, Ga., Oct. 20, 2006 - Southeastern Bank Financial Corp. (OTCBB:SBFC), the holding company for Georgia Bank & Trust Company of Augusta and Southern Bank & Trust, today reported quarterly net income of $2.9 million for the three months ended Sept. 30, 2006, an increase of 12.6 percent from $2.6 million in the third quarter of 2005. Diluted earnings per share for the third quarter of 2006 were $0.55, a 12.5 percent increase from $0.48 for the same period last year.

"We reached the $1 billion-asset mark in the third quarter and saw the continuation of consistent growth in core deposits, loans and fee income," said
R. Daniel Blanton, president and chief executive officer. "This milestone, and our ongoing growth, are testaments to the success of our responsive, service-oriented approach to community banking and the progress of the market expansion strategy on which we embarked last year. They also reflect the ongoing vitality of our markets and the quality, dedication and commitment of our employees."

At Sept. 30, 2006, total assets were $1.0 billion, an increase of $155.5 million, or 18.0 percent, from Dec 31, 2005Loans outstanding at the end of the third quarter were $692.9 million, an increase of 15.2 percent from Dec. 31, 2005. Total deposits were $792.6 million, an increase of 19.4 percent for the same period.

Net interest income for the third quarter of 2006 was $8.7 million, up 13.6 percent from the same period a year ago. Noninterest income for the quarter was $3.5 million, an increase of 5.3 percent over the third quarter of 2005. Noninterest expense was $7.2 million in the third quarter of 2006, an increase of $785,185 from a year ago, and unchanged from the previous quarter.

Return on average assets (ROA) was 1.20 percent for the third quarter of 2006, and return on average shareholders' equity (ROE) was 16.97 percent.

"We experienced a surge in deposit growth during the third quarter, which is especially promising given the challenging and competitive environment among banks for deposits," said Blanton. "This growth is due in part to the opening of our Southern Bank & Trust affiliate in Aiken County, S.C. From the first day we opened our doors the response has been overwhelming. We attribute this to the strong local ties of the management team and board in Aiken, and to the demand in the area for a true community-oriented bank that focuses on serving customers."


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
For the nine months ended Sept. 30, 2006, the company reported net income of $8.3 million, or $1.56 in diluted earnings per share (EPS), an increase of 17.3 percent in net income and 17.3 percent in diluted EPS from the same period a year ago.

Net interest income for the first nine months of 2006 was $25.1 million, up 17.0 percent from $21.5 million in the comparable nine months in 2005. Noninterest income was $10.5 million for the first nine months of 2006, compared to $9.2 million in the first nine months of 2005, an increase of 14.7 percent. Noninterest expense for the first three quarters of 2006 totaled $21.6 million, compared to $18.4 million for the comparable period in 2005.

"As we move beyond the $1 billion-asset mark, we will continue to focus on serving our customers, supporting our communities and operating as an independent, locally-owned banking organization," said Blanton.

About  Southeastern  Bank  Financial  Corp.
Southeastern Bank Financial Corp. is the $1 billion-asset bank holding company of Georgia Bank & Trust Company of Augusta (GB&T) and Southern Bank & Trust (SB&T). GB&T is the largest locally owned and operated community bank in the Augusta metro market, with eight full-service Augusta-area offices and an office in Athens, Ga. SB&T is a full-service, federally chartered thrift serving the Aiken County, S.C., market. The company also has mortgage operations in Augusta and Savannah. The banks focus primarily on real estate, commercial and consumer loans to individuals, small to medium-sized businesses and professionals, and also provide wealth management and trust services. The company's common stock is publicly traded on the OTC Bulletin Board under the symbol SBFC. For more information, please visit the company's Web site, www.georgiabankandtrust.com.

Safe  Harbor  Statement  -  Forward-Looking  Statements
Statements made in this release by Southeastern Bank Financial Corporation (The Company) other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including: unanticipated changes in the Bank's local economy and in the national economy; governmental monetary and fiscal policies; deposit levels, loan demand, loan collateral values and securities portfolio values; difficulties in interest rate risk management; difficulties in expanding our operations into new geographic areas and dealing with an additional regulatory agency; the effects of competition in the banking business; changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions; failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans; and other factors. The Company cautions that such factors are not exclusive. The Company does not undertake to update any forward-looking statement that may be made from time to time by, or on behalf of, the Company.


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

                      SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARIES
                                     Consolidated Balance Sheets

                                 ASSETS                               September 30,
                                                                          2006         December 31,
                                                                       (Unaudited)         2005
                                                                     ---------------  --------------
Cash and due from banks                                              $   29,874,861   $  18,792,799
Federal funds sold                                                       27,999,000       2,758,000
Interest-bearing deposits in other banks                                    512,541       1,012,257
                                                                     ---------------  --------------
      Cash and cash equivalents                                          58,386,402      22,563,056

Investment securities
  Available-for-sale                                                    218,491,019     197,551,996
  Held-to-maturity, at cost (fair values of
    $3,369,014 and $3,897,341, respectively)                              3,275,750       3,776,040

Loans held for sale                                                      15,289,290      22,146,834

Loans                                                                   677,576,995     579,087,791
  Less allowance for loan losses                                         (9,737,666)     (9,124,801)
                                                                     ---------------  --------------
      Loans, net                                                        667,839,329     569,962,990

Premises and equipment, net                                              23,274,120      21,376,183
Accrued interest receivable                                               5,387,374       4,624,023
Bank-owned life insurance                                                15,822,530      11,863,276
Restricted equity securities                                              4,936,281       4,287,481
Other assets                                                              7,083,937       6,125,360
                                                                     ---------------  --------------

                                                                     $1,019,786,032   $ 864,277,239
                                                                     ===============  ==============

                  LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing                                                $  100,582,521   $  97,083,931
  Interest-bearing:
    NOW accounts                                                        151,172,700     100,692,388
    Savings                                                             256,281,081     265,131,754
    Money management accounts                                            53,968,604      37,719,408
    Time deposits over $100,000                                         165,866,087     122,009,813
    Other time deposits                                                  64,727,263      41,017,555
                                                                     ---------------  --------------
                                                                        792,598,256     663,654,849

Federal funds purchased and securities sold
  under repurchase agreements                                            62,902,781      67,013,416
Advances from Federal Home Loan Bank                                     60,000,000      52,000,000
Other borrowed funds                                                      1,000,000       1,000,000
Accrued interest payable and other liabilities                            7,861,443       7,025,767
Subordinated debentures                                                  20,000,000      10,000,000
                                                                     ---------------  --------------
      Total liabilities                                                 944,362,480     800,694,032
                                                                     ---------------  --------------

Stockholders' equity:
  Common stock, $3.00 par value; 10,000,000
    shares authorized; 5,416,118 and 5,279,241 shares issued
    In 2006 and 2005, respectively; 5,418,118 and 5,263,144 shares
    outstanding in 2006 and 2005, respectively                           16,248,354      15,837,723
  Additional paid-in capital                                             38,386,164      34,138,876
  Retained earnings                                                      22,350,522      16,099,414
  Treasury stock, at cost 0 and 16,097 shares in
    2006 and 2005, respectively                                                   -        (233,898)
  Accumulated other comprehensive loss, net                              (1,561,488)     (2,258,908)
                                                                     ---------------  --------------
      Total stockholders' equity                                         75,423,552      63,583,207
                                                                     ---------------  --------------

                                                                     $1,019,786,032   $ 864,277,239
                                                                     ===============  ==============

See accompanying notes to consolidated financial statements.


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

                      SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARIES
                                  Consolidated Statements of Income

                                           (Unaudited)

                                                   Three Months Ended           Nine Months Ended
                                                      September 30,               September 30,
                                               --------------------------  -------------------------
                                                   2006          2005         2006          2005
                                               ------------  ------------  -----------  ------------
Interest Income:
  Loans, including fees                        $14,208,614   $10,345,667   $39,038,976  $27,860,831
  Investment securities                          2,705,083     2,001,470     7,863,464    5,702,611
  Federal funds sold                               195,013       131,878       389,642      283,247
  Dividend Income                                   24,865           -0-        24,865          -0-
  Interest-bearing deposits in other banks           5,808         7,400        19,458       16,599
                                               ------------  ------------  -----------  ------------
    Total interest income                       17,139,383    12,486,415    47,336,405   33,863,288
                                               ------------  ------------  -----------  ------------

Interest expense:
  Deposits                                       6,479,749     3,746,904    16,945,683    9,637,475
  Federal funds purchased and securities sold
    under repurchase agreements                    754,106       459,035     2,162,860    1,081,435
  Other borrowings                               1,193,452       609,027     3,098,743    1,671,117
                                               ------------  ------------  -----------  ------------
    Total interest expense                       8,427,307     4,814,966    22,207,286   12,390,027
                                               ------------  ------------  -----------  ------------

    Net interest income                          8,712,076     7,671,449    25,129,119   21,473,261

Provision for loan losses                          666,913       589,260     1,627,041    1,576,223
                                               ------------  ------------  -----------  ------------

    Net interest income after provision
      for loan losses                            8,045,163     7,082,189    23,502,078   19,897,038
                                               ------------  ------------  -----------  ------------

Noninterest income:
  Service charges and fees on deposits           1,422,806     1,391,383     4,314,928    3,956,858
  Gain on sales of loans                         1,328,907     1,520,241     3,854,244    3,860,823
  Investment securities (losses) gains, net        (10,000)      (46,406)      273,600      (85,666)
  Retail investment income                         192,363        87,030       576,336      290,596
  Trust service fees                               214,294       163,855       605,126      470,791
  Increase in cash surrender value of
    bank-owned life insurance                      156,010       108,393       445,253      293,339
  Miscellaneous income                             150,682        57,727       447,077      385,030
                                               ------------  ------------  -----------  ------------
    Total noninterest income                     3,455,062     3,282,223    10,516,564    9,171,771
                                               ------------  ------------  -----------  ------------

Noninterest expense:
  Salaries                                       3,576,905     3,236,300    10,385,090    8,999,855
  Employee benefits                                961,544       768,789     3,098,379    2,354,158
  Occupancy expenses                               637,723       687,031     2,071,624    2,042,557
  Other operating expenses                       2,054,492     1,753,359     6,073,147    4,992,931
                                               ------------  ------------  -----------  ------------
    Total noninterest expense                    7,230,664     6,445,479    21,628,240   18,389,501
                                               ------------  ------------  -----------  ------------

    Income before income taxes                   4,269,561     3,918,933    12,390,402   10,679,308

Income tax expense                               1,344,532     1,320,336     4,078,994    3,590,990
                                               ------------  ------------  -----------  ------------

    Net income                                 $ 2,925,029   $ 2,598,597   $ 8,311,408  $ 7,088,318

                                                                     (continued)


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

                 SOUTHEASTERN BANK FINANCIAL CORPORATION AND SUBSIDIARIES
                             Consolidated Statements of Income

                                        (Unaudited)

                                              Three Months Ended       Nine Months Ended
                                                 September 30,           September 30,
                                            ----------------------  ----------------------
                                               2006        2005        2006        2005
                                            ----------  ----------  ----------  ----------
Basic net income per share                  $     0.55  $     0.49  $     1.57  $     1.35
                                            ==========  ==========  ==========  ==========

Diluted net income per share                $     0.55  $     0.48  $     1.56  $     1.33
                                            ==========  ==========  ==========  ==========

Weighted average common shares outstanding   5,312,831   5,258,713   5,288,760   5,256,367
                                            ==========  ==========  ==========  ==========

Weighted average number of common and
  common equivalent shares outstanding       5,361,440   5,358,959   5,329,051   5,344,621
                                            ==========  ==========  ==========  ==========

See accompanying notes to consolidated financial statements.


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